Filed pursuant to Rule 497
Registration No. 333-219511

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Supplement No. 4 dated May 22, 2018
to
Prospectus dated October 31, 2017
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This Supplement No. 4 contains information which amends, supplements, or modifies certain information contained in each prospectus of Pathway Capital Opportunity Fund, Inc. (the “Company”) for its Class A Shares and Class C Shares (the “Class A and Class C Shares Prospectus”), its Class I Shares (the “Class I Shares Prospectus”) and its Class L Shares (the “Class L Shares Prospectus”), each dated October 31, 2017, as amended or supplemented (each a “Prospectus”, and collectively, the “Prospectuses”).
You should carefully consider the “Risk Factors” beginning on page 29 of the Class A and Class C Shares Prospectus, page 28 of the Class I Shares Prospectus or page 28 of the Class L Shares Prospectus before you decide to invest.

On May 11, 2018, Pathway Capital Opportunity Fund Management, LLC, the Company's investment adviser (the “Adviser”), agreed to permanently waive its right to any reimbursement (the “Waiver”) to which it may be entitled pursuant to the Expense Support and Conditional Reimbursement Agreement, dated as of September 2, 2014, between the Company and the Adviser, as amended and restated on December 17, 2014, February 24, 2015 and March 30, 2016, or the Expense Limitation Agreement, dated as of October 31, 2017, between the Company and the Adviser, in the event the Company (i) consummates a transaction (a “Transaction”) in which the Company (x) merges with and into another company, or (y) sells all or substantially all of its assets to one or more third parties, or (ii) liquidates its assets and dissolves in accordance with the Company’s charter and bylaws (a “Dissolution” and together with a Transaction, an “Exit Event”). The Waiver will be effective as of the date on which the Company’s board of directors approves an Exit Event.